UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 29, 2005
OM GROUP, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)
001-12515
(Commission File Number)
52-1736882
(I.R.S. Employer Identification Number)
127 Public Square
1500 Key Tower
Cleveland, Ohio 44114-1221
(Address of principal executive offices)
(Zip code)
(216) 781-0083
(Registrant’s telephone number, including area code)

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On August 29, 2005, Richard W. Blackburn was elected to the Board of Directors of OM Group, Inc.
Item 7.01 Regulation FD Disclosure.
     On September 1, 2005, Joseph M. Scaminace, Chairman and Chief Executive Officer of OM Group, Inc. mailed a letter to stockholders that accompanied the distribution of the Company’s 2004 Form 10-K. A copy of the stockholder letter is attached hereto as Exhibit 99.
Item 9.01 Financial Statements and Exhibits.
     (c) The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description

99	Stockholder Letter
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OM Group, Inc.

(Registrant)
Date: September 1, 2005	/s/ R. Louis Schneeberger

Name: R. Louis Schneeberger Title: Chief Financial Officer
EXHIBIT INDEX
Exhibit 99     Stockholder Letter

2